UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 10, 2015 (June 4, 2015)

Frontier Communications Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-11001	06-0619596
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 High Ridge Park, Stamford, Connecticut	06905
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 614-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders.

In connection with the offering of shares of its 11.125% Mandatory Convertible Preferred Stock, Series A, par value $0.01 per share (the “Mandatory Convertible Preferred Stock”), pursuant to the registered offering described in Item 8.01 below, on June 10, 2015, Frontier Communications Corporation (“Frontier”) filed a Certificate of Designations (the “Certificate of Designations”) with the Secretary of State of the State of Delaware to establish the designations, powers, preferences and relative, participating, optional, conversion and other rights, and the qualifications, limitations and restrictions thereof, of the Mandatory Convertible Preferred Stock. The Certificate of Designations became effective upon filing.

Subject to certain exceptions, so long as any share of Mandatory Convertible Preferred Stock remains outstanding, no dividend or distribution shall be declared or paid on the shares of Frontier’s common stock or any other class or series of junior stock, and no common stock or any other class or series of junior stock shall be purchased, redeemed or otherwise acquired for consideration by Frontier or any of its subsidiaries unless all accumulated and unpaid dividends for all preceding dividend periods have been declared and paid upon, or a sufficient sum of cash or number of shares of Frontier’s common stock has been set apart for the payment of such dividends upon, all outstanding shares of Mandatory Convertible Preferred Stock.

Unless converted or redeemed earlier pursuant to the Certificate of Designations, each share of Mandatory Convertible Preferred Stock will convert automatically on June 29, 2018, into between 17.0213 and 20.0000 shares of Frontier’s common stock, subject to customary anti-dilution adjustments. The number of shares of common stock issuable upon conversion will be determined based on the average volume weighted average price per share of Frontier’s common stock over the 20 consecutive trading day period commencing on and including the 22nd scheduled trading day immediately preceding the mandatory conversion date. Dividends on the Mandatory Convertible Preferred Stock will be payable on a cumulative basis when, as and if declared by Frontier’s Board of Directors, at an annual rate of 11.125% on the liquidation preference of $100.00 per share, on the last business day of each of March, June, September and December of each year, commencing on September 30, 2015 and to, and including, June 29, 2018.

In addition, upon Frontier’s voluntary or involuntary liquidation, winding-up or dissolution, each holder of Mandatory Convertible Preferred Stock will be entitled to receive a liquidation preference in the amount of $100.00 per share of the Mandatory Convertible Preferred Stock, plus an amount equal to accumulated and unpaid dividends on the shares to but excluding the date fixed for liquidation, winding-up or dissolution to be paid out of Frontier’s assets legally available for distribution to Frontier’s stockholders, after satisfaction of liabilities to Frontier’s creditors and holders of shares of any senior stock and before any payment or distribution is made to holders of junior stock (including Frontier’s common stock).

The forgoing description of the Certificate of Designations does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the document which is incorporated by reference as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 10, 2015, Frontier filed the Certificate of Designations with the Secretary of State of the State of Delaware to establish the designations, powers, preferences and relative, participating optional, conversion and other rights, and the qualifications, limitations and restrictions thereof, of the Mandatory Convertible Preferred Stock. The Certificate of Designations, a copy of which is incorporated by reference as Exhibit 3.1 to this Current Report on Form 8-K, became effective upon filing. The information set forth under Item 3.03 above is incorporated herein by reference.

Item 8.01	Other Events.

On June 4, 2015, Frontier entered into underwriting agreements (the “Underwriting Agreements”) with J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representatives of the several underwriters listed in Schedule I of each Underwriting Agreement, relating to (i) the sale of 150,000,000 shares of its common stock, par value $0.25 per share, at a price to the public of $5.00 per share, and (ii) the sale of 17,500,000 shares of its Mandatory Convertible Preferred Stock, at a price to the public of $100.00 per share, in each case in a registered offering under Frontier’s effective registration statement on Form S-3 (No. 333-203537), as supplemented by a prospectus supplement with respect to each offering. Pursuant to the Underwriting Agreements, Frontier granted the underwriters a 30-day option to purchase from Frontier up to an additional 15,000,000 shares of common stock and up to an additional 1,750,000 shares of Mandatory Convertible Preferred Stock. The offerings closed on June 10, 2015.

The forgoing description of the Underwriting Agreements does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the full text of the documents which are incorporated by reference as Exhibits 1.1 and 1.2 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

1.1	Underwriting Agreement, dated as of June 4, 2015, by and among Frontier Communications Corporation and J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters, with respect to the offering of common stock.

1.2	Underwriting Agreement, dated as of June 4, 2015, by and among Frontier Communications Corporation and J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters, with respect to the offering of 11.125% Mandatory Convertible Preferred Stock, Series A.

3.1	Certificate of Designations of 11.125% Mandatory Convertible Preferred Stock, Series A, of Frontier Communications Corporation, dated June 10, 2015.

4.1	Specimen 11.125% Mandatory Convertible Preferred Stock, Series A, share certificate.

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, regarding the validity of the common stock.

5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, regarding the validity of the 11.125% Mandatory Convertible Preferred Stock, Series A.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER COMMUNICATIONS CORPORATION

Date: June 10, 2015	By:	/s/ Mark D. Nielsen
Mark D. Nielsen
Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

1.1	Underwriting Agreement, dated as of June 4, 2015, by and among Frontier Communications Corporation and J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters, with respect to the offering of common stock.

1.2	Underwriting Agreement, dated as of June 4, 2015, by and among Frontier Communications Corporation and J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters, with respect to the offering of 11.125% Mandatory Convertible Preferred Stock, Series A.

3.1	Certificate of Designations of 11.125% Mandatory Convertible Preferred Stock, Series A, of Frontier Communications Corporation, dated June 10, 2015.

4.1	Specimen 11.125% Mandatory Convertible Preferred Stock, Series A, share certificate.

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, regarding the validity of the common stock.

5.2	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, regarding the validity of the 11.125% Mandatory Convertible Preferred Stock, Series A.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).

23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.2).